UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 27, 2004

                                WINDSORTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                     000-07539            13-2599131
 (State or Other Jurisdiction of       (Commission           (IRS Employer
         Incorporation)                File Number)      Identification Number)


                       70 Lake Drive, Hightstown, NJ 08520
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (609) 426-4666

ITEM 7. STATEMENTS AND EXHIBITS.

(c) The following exhibit is being filed or furnished with this report:

     Exhibit 99.1 Text of press release issued by WindsorTech, Inc. dated March 16, 2004, titled "WINDSORTECH, INC. RECIEVES EFFECTIVE NOTICE FROM SECURITIES EXCHANGE COMMISSION FOR FORM SB-2A" (solely furnished and not filed herewith, pursuant to Item
                    12).


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

          On July 27, 2004, WindsorTech, Inc. issued a press release relating to the effectiveness of the SB-2A filed with the Commission on July 21, 2004. A copy of the text of the press release, entitled " WINDSORTECH, INC. RECIEVES EFFECTIVE NOTICE FROM SECURITIES EXCHANGE COMMISSION FOR FORM SB-2A " is furnished (not filed) as Exhibit 99.1 hereto. The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WINDSORTECH, INC.


Date: July 27, 2004                      By: /S/  Edward L. Cummings
                                             --------------------------
                                             Edward L. Cummings
                                             Vice President, Secretary